ITEM 77H

EMERGING GROWTH FUND, INC.

1REPORT NUMBER:  R05164                                  DST TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES             SUPER
SHEET DATE:  12/03/2002
 JOB:            DTZMU024                               TRADE DATE:  09/20/2002
CURRENT DATE:  12/03/2002
 JOB NUMBER:
J18385                                                                                             TIME:
15:29:15

 FUND CODE/NAME:     421/EMERGING GROWTH FUND-CLASS A

                                                                                                     SOCIAL
ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE
PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   3,463
                                 TOTAL NUMBER OF SHARES FOR FUND               :          1,876,087.8290
1REPORT NUMBER:  R05164                                  DST TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES             SUPER
SHEET DATE:  12/03/2002
 JOB:            DTZMU024                               TRADE DATE:  09/20/2002
CURRENT DATE:  12/03/2002
 JOB NUMBER:
J18385                                                                                             TIME:
15:29:15

 FUND CODE/NAME:     444/EMERGING GROWTH FUND-INSTITUTIONAL

                                                                                                     SOCIAL
ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE
PERCENT OF TOTAL SHRS

       9444000126-4     INVESTEC ERNST & COMPANY                ###-##-####         233/020
090              31,446.5410
                        020-16706-19
                        ATTN: MUTUAL
FUNDS                                                                             52.72 %
                        ONE BATTERY PARK PLAZA
                        NEW YORK NY  10004-1405



           124859-9     FRANK NOMINEES LTD                      ###-##-####       55573/999
043              23,299.9210
                        10 FENCHURCH STREET
                        LONDON ENGLAND
EC3M3LB                                                                         39.06 %
                        UNITED KINGDOM




0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                      51
                                 TOTAL NUMBER OF SHARES FOR FUND               :             59,647.0800
1REPORT NUMBER:  R05164                                  DST TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES             SUPER
SHEET DATE:  12/03/2002
 JOB:            DTZMU024                               TRADE DATE:  09/20/2002
CURRENT DATE:  12/03/2002
 JOB NUMBER:
J18385                                                                                             TIME:
15:29:15

 FUND CODE/NAME:     448/EMERGING GROWTH FUND-CLASS B

                                                                                                     SOCIAL
ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE
PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     768
                                 TOTAL NUMBER OF SHARES FOR FUND               :            115,180.4110
1REPORT NUMBER:  R05164                                  DST TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES             SUPER
SHEET DATE:  12/03/2002
 JOB:            DTZMU024                               TRADE DATE:  09/20/2002
CURRENT DATE:  12/03/2002
 JOB NUMBER:
J18385                                                                                             TIME:
15:29:15

 FUND CODE/NAME:     449/ABCAT EMERGING GROWTH FUND

                                                                                                     SOCIAL
ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE
PERCENT OF TOTAL SHRS

       7449000000-2     DEUTSCHE BANK SECURITIES INC.           ###-##-####         573/650
090              50,820.0650
                        FBO 650-10788-17
                        PO BOX
1346                                                                                    78.46 %
                        BALTIMORE MD  21203-1346




0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                      62
                                 TOTAL NUMBER OF SHARES FOR FUND               :             64,772.7720
1REPORT NUMBER:  R05164                                  DST TOP
SHAREOWNERS                                        PAGE:           1
 SOURCE PROGRAM: B04824                  HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES             SUPER
SHEET DATE:  12/03/2002
 JOB:            DTZMU024                               TRADE DATE:  09/20/2002
CURRENT DATE:  12/03/2002
 JOB NUMBER:
J18385                                                                                             TIME:
15:29:15

 FUND CODE/NAME:    1929/EMERGING GROWTH FUND-CLASS C

                                                                                                     SOCIAL
ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE
PERCENT OF TOTAL SHRS

          1305803-6     INVESTMENT COMPANY CAPITAL CORP         ###-##-####       55573/999
001               3,912.6940
                        ATTN:  JULIE THOMAS MS BAL01-1602
                        1 SOUTH
ST                                                                                     37.80 %
                        BALTIMORE MD  21202-3298




       7192900006-8     SOUTHWEST SECURITIES INC FBO            ###-##-####       50375/49I
090               3,429.5420
                        CRAIG SHEYON
                        SWS SECURITIES INC IRA
R/O                                                                     33.13 %
                        CUST
                        PO BOX 509002
                        DALLAS TX  75250-9002


0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                      13
                                 TOTAL NUMBER OF SHARES FOR FUND               :             10,350.4990
0                                                   ***  END OF REPORT - R05164  ***
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